                                                                          FORM 5

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation
                                                  )         CHAPTER 11
                                                  )         Case No. 01-25013 DK
                                                  )
                                                  )
                      Debtor(s)                   )

                            MONTHLY OPERATING REPORT
                     For the Month Ending February 28, 2002

                        FINANCIAL BACKGROUND INFORMATION

1.  ACCOUNTING BASIS:                      Cash _______ Accrual   X

2. PREPARER: State the name, address, telephone number and position of the person(s) who actually compiled the information contained in this report.

Prabhav Maniyar, 1151 Seven Locks Road, Potomac, MD 20854 (301) 610-4300

3. EMPLOYEE INFORMATION:
================================================================================
         Number of employees paid this period:                  0
--------------------------------------------------------------------------------
         Current number of employees:                           0
--------------------------------------------------------------------------------
         Gross monthly payroll:
--------------------------------------------------------------------------------
                   Officers, directors, and principals          0
--------------------------------------------------------------------------------
                   Other employees                              0
--------------------------------------------------------------------------------
         All post-petition payroll obligations
         including payroll taxes are current                   YES
--------------------------------------------------------------------------------
         Exceptions:                                     _____________________

                                                         _____________________
================================================================================

4. Have there been any CHANGES IN THE NATURE OF YOUR BUSINESS or STATUS OF
OPERATIONS since the last reporting period?          NO

5. Are all BUSINESS LICENSES or BONDS current?       YES

                                                                          FORM 5
                                                                       Continued

6. PRE-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                 $
================================================================================
B.  Collected this Period                           $
================================================================================
C.  Ending Balance (A minus B)                      $
================================================================================

7. POST-PETITION ACCOUNTS RECEIVABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                 $
================================================================================
B.  Incurred this Period                            $
--------------------------------------------------------------------------------
C.  Collected this Period                           $
================================================================================
D.  Ending Balance (A plus B minus C)               $
================================================================================

Ending Balance Aging:

0-30 Days: $ _____________ 31-60 Days: $ _____________ Over 60 Days: _________

If there are any post-petition Accounts Receivable over 60 days, provide
Schedule AR giving a listing of such accounts and explaining the delinquencies.
                                 NOT APPLICABLE

8.  POST-PETITION ACCOUNTS PAYABLE:
================================================================================
A.  Beginning Balance (previous month's
    ending balance)                                 $
================================================================================
B.  Incurred this Period
--------------------------------------------------------------------------------
C.  Pay this Period
================================================================================
D.  Ending Balance (A plus B minus C) (1)           $
================================================================================

Ending Balance Aging:

0-30 Days: $ _______________ 31-60 Days: $ ___________ Over 60 Days: _________

If there are any post-petition Accounts Payable over 30 days, provide
Schedule AP giving a listing of such accounts and explaining the
delinquencies.                  NOT APPLICABLE

(1) Does not include approximately $69,000,000 in intercompany accounts payable.

9.  TAXES:  Are all taxes being paid to the proper taxing authorities when due?
                                    YES (1)

On the attached IRS Form 6123 report all tax deposits made with any financial institution for federal employment taxes during the reporting period. Be sure the form is complete and signed by an authorized employee of the receiving institution or taxing authority. Also attach copies of the monthly sales tax statement, payroll tax statement, unemployment tax statement AND real estate tax statement with evidence of payment of these taxes.

(1) No taxes relating to Post-Petition activity became due and payable during the month ending February 28, 2002

10. BANK ACCOUNTS: Have you changed banks or any other financial institution
during this period?                NO

11. Are all BOOKS AND RECORDS of the debtor(s) being maintained monthly and are
all all current?                  YES

                                                                          FORM 5
                                                                       Continued

12.              INSURANCE:                Policy expiration dates:
================================================================================
                Auto and truck              10/1/2002
--------------------------------------------------------------------------------
                Fire                        10/1/2002
--------------------------------------------------------------------------------
                D&O Insurance               10/1/2002
--------------------------------------------------------------------------------
                Liability                   10/1/2002
--------------------------------------------------------------------------------
                Workers Comp.               10/1/2002
================================================================================

13. ACTIONS OF DEBTOR:  During the last month, did the Debtor:
(a) Fail to defend or opposed any action seeking to dispossess the debtor from control or custody of any asset of the
estate?  NO

       OR  consent to relief from the automatic stay ( S362)?  YES

          If yes, explain: To the limited extent provided in the Court's orders authorizing DIP financing (Judge's bench ruling occurred on February 6,
2002. Relevant pages of court docket attached.).

(b) Maintain such stock, inventory, raw materials, insurance, employees and other resources as are necessary to preserve
and maintain the going concern value of the assets of the
debtor?   NO

14. TRANSFER OR SALE OF PROPERTY: Did the Debtor or any person with control over any of Debtor's assets transfer, convey or abandon any of Debtor's assets to another party during the period of this report other than as set forth herein (
including sales by creditors)? NO

If yes, a copy of court order authorizing the referenced action must be attached.

Please discuss any pending motions to sell estate assets: NONE

Type of Motion              Brief Description of Asset         Projected Income
================================================================================
                                                               $
--------------------------------------------------------------------------------
                                                               $
--------------------------------------------------------------------------------
                                                               $
--------------------------------------------------------------------------------
                                                               $
================================================================================

You may attach a copy of the notice of sale in lieu of completing the description. Indicate if notice(s) attached.  NO

15.  PAYMENTS TO SECURED CREDITORS during Reporting Period:  NONE
================================================================================
Creditor        Frequency        Amount of      Next Payment      Post-Petition
                   of          Each Payment         Due           Payments not
                Payments                                         Made: Numbers
                  per                                             and Amounts
                Contract
================================================================================
                              $                 /         /
--------------------------------------------------------------------------------
                              $                /          /
--------------------------------------------------------------------------------
                              $                /          /
--------------------------------------------------------------------------------
                              $               /           /
================================================================================

16. PAYMENTS TO PROFESSIONAL (Attorneys, Accountants, Real Estate Agents,
Auctioneers, Appraisers, etc.) during Reporting Period:   NONE

Professional                     Service                    Projected Income
================================================================================
                                                           $
--------------------------------------------------------------------------------
                                                           $
--------------------------------------------------------------------------------
                                                           $
--------------------------------------------------------------------------------
                                                           $
================================================================================

Note: If payments were made to any professional during the reporting period, a copy of the order authorizing payment must be attached.

                                                                          FORM 5
                                                                       Continued

17. QUARTERLY U.S. TRUSTEE FEES  paid during Reporting Period:

                                Monthly Disbursements:
================================================================================
Month 1 (current quarter)          None
--------------------------------------------------------------------------------
Month 2 (current quarter)          $
--------------------------------------------------------------------------------
Month 3 ( current quarter)         $
================================================================================
Total                              $
================================================================================

Quarterly Fee Paid $ 0 (Refer to Fee Calculation Chart on page 16)

18. VERIFICATION
I declare under penalty of perjury that the information contained in this
Monthly Operating Report (including schedules) is true and correct to the best of my knowledge, information and belief.

Dated: March 20, 2002                   DEBTOR IN POSSESSION
                                      By:               Prabhav Maniyar
                                      Name/Title:       Chief Financial Officer,
                                                        Director and Secretary
                                      Address:          1151 Seven Locks Road
                                                        Potomac, MD  20854
                                      Telephone:        (301) 610-4300

                                      /s/ Prabhav V. Maniyar

        REMINDER: Attach copies of debtor in possession bank statements.

                                                                          FORM 6

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation           CHAPTER 11
                                                        )   Case No. 01-25013 DK
                                                        )
                                                        )

                            MONTHLY OPERATING REPORT
                                INCOME STATEMENT
                        (Business Debtor, Accrual Basis)
                     For the Month Ended February 28, 2002
                (All figures refer to post-petition transactions)

                                        This Month              Year to Date
================================================================================
A. TOTAL SALES/INCOME                  $                         $
================================================================================
COST OF SALES:
--------------------------------------------------------------------------------
     Purchases of Inventory            $                         $
--------------------------------------------------------------------------------
     Purchased Services                $                         $
--------------------------------------------------------------------------------
     Other: (Identify)                 $                         $
--------------------------------------------------------------------------------
   --------------------
================================================================================
B. SUBTOTAL Cost of Sales              $                         $
================================================================================
C. GROSS PROFIT (A - B)                $                         $
================================================================================
OPERATING EXPENSES:
--------------------------------------------------------------------------------
      Officer Salaries
--------------------------------------------------------------------------------
      Other Employee Salaries
--------------------------------------------------------------------------------
      Taxes (Payroll)
--------------------------------------------------------------------------------
      Employee Benefits
--------------------------------------------------------------------------------
      Advertising
--------------------------------------------------------------------------------
      Auto Expenses
--------------------------------------------------------------------------------
      Entertainment
--------------------------------------------------------------------------------
      Insurance (Real Estate)
--------------------------------------------------------------------------------
      Insurance (Other)
--------------------------------------------------------------------------------
      Interest
--------------------------------------------------------------------------------
      Leases (Other than Rent)
--------------------------------------------------------------------------------
      Outside Services & Contractors
--------------------------------------------------------------------------------
      Professional Fees (Atty. Acct.)     $ 323,297.00           $ 863,930.00
--------------------------------------------------------------------------------
      Rent
--------------------------------------------------------------------------------
      Repairs & Maintenance
--------------------------------------------------------------------------------
      Supplies
--------------------------------------------------------------------------------
      Taxes (Real Property)
--------------------------------------------------------------------------------
      Taxes (Other)
--------------------------------------------------------------------------------
      Telephone
--------------------------------------------------------------------------------
      Travel
--------------------------------------------------------------------------------
      Other Operating Expenses (Identify)
--------------------------------------------------------------------------------
      Taxes (Payroll)
--------------------------------------------------------------------------------
 ________________________
--------------------------------------------------------------------------------
 ________________________
================================================================================
D.  SUBTOTAL Operating Expenses           $ 323,297.00          $ 863,930.00
================================================================================
E.  PROFIT/LOSS FROM OPERATION            $ (323,297.00)        $ (863,930.00)
    (C-D)
================================================================================
Other Income (Expenses)
--------------------------------------------------------------------------------
     Interest Expense                     $ (294,620.00)        $ (597,484.00)
--------------------------------------------------------------------------------
     Interest Income                      $ 3.00                $ 6.00
--------------------------------------------------------------------------------
     Amortization                         $                     $
--------------------------------------------------------------------------------
--------------------------                $
================================================================================
F. SUBTOTAL Other Income (Expenses)       $ (294,617.00)        $ (597,478.00)
================================================================================
G. Income Tax Expense                     $
--------------------------------------------------------------------------------
H. Income Tax Expense                     $
================================================================================
I. NET INCOME (LOSS) (E+F+G-H)            $ (617,914.00)        $ (1,461,408.00)
================================================================================

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 6
                                                                       Continued

   Case Number 01-25013 Debtor: Startec Global Communications Corporation ion
                       SCHEDULE AR (Accounts Receivable)
                            As of February 28, 2002
                     (List Post-Petition Receivables Only)

NOT APPLICABLE TO DEBTOR  - No Trade Accounts Receivable
================================================================================
Debtor (Due From)   Total Due     Date Incurred       Past Due         Past Due
                                                      31-60 Days    Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

   Case Number 01-25013 Debtor: Startec Global Communications Corporation ion
                         SCHEDULE AP (Accounts Payable)
                            As of February 28, 2002
                       (List Post-Petition Payables Only)

NOT APPLICABLE TO DEBTOR  - No Accounts Payable

Debtor (Due From)    Total Due     Date Incurred     Past Due        Past Due
                                                      31-60 Days    Over 60 Days
================================================================================

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

NOTE: Accrual basis reporters must attach Forms Nos. 8 and 9 (the Cash
Reconciliation Reports) or a standard Statement of Sources and Uses of Cash to this Report.

                                                                          FORM 8

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re: Startec Global Communications Corporation       )         CHAPTER 11
                                                       )         Case N01-25013
                                                       )
                            Debtors (s)                )

                           CASH RECONCILIATION REPORT
                                Operating Account
                        (Business Debtor, Accrual Basis)

                     For the Month Ending February 28, 2002
                (All figures refer to post-petition transactions)

                                          Operating Account          Totals
================================================================================
A. Beginning Cash Balance from
   Balance Sheet                                                 $ 1,899.58
================================================================================
B. Net Income for month                                         +$ (617,914.00)
================================================================================
Expenses not requiring cash:
--------------------------------------------------------------------------------
        Depreciation                    $
--------------------------------------------------------------------------------
        Interest                        $ 294,620.00
--------------------------------------------------------------------------------
        Unearned Compensation           $ 5,383.00
================================================================================
C. SUBTOTAL Expenses Not Requiring Cash                         +$ 300,003.00
================================================================================
D. Total Cash from Operations (A+B+C)                           =$ (316,011.42)
================================================================================
Other Sources/Uses of Cash:
--------------------------------------------------------------------------------
       Decrease (Incr) - Accounts
       Receivable                      $
--------------------------------------------------------------------------------
       Decrease (Incr) - Inventory     $
--------------------------------------------------------------------------------
       Decrease (Incr) - Equipment     $
--------------------------------------------------------------------------------
       Decrease (Incr) - Furniture
       & Fixtures                      $
--------------------------------------------------------------------------------
       Decrease (Incr) - Deferred
       financing fees                  $
--------------------------------------------------------------------------------
       Decrease (Incr) -               $
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued
       Expenses                        $ 247,000.00
--------------------------------------------------------------------------------
       Increase (Decr) - Intercompany
       Payable                         $ 70,913.00
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued P/R
       Taxes                           $
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued Prof.
       Fees                            $
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued Rent  $
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued
       Salaries                        $
--------------------------------------------------------------------------------
       Increase (Decr) - Accrued
       Sales Tax                       $
--------------------------------------------------------------------------------
       Increase (Decr) - Notes
       Payable Taxes                   $
--------------------------------------------------------------------------------
       Increase (Decr) -               $
--------------------------------------------------------------------------------
       Increase (Decr) -               $
--------------------------------------------------------------------------------
       (Less) Unrecorded Bank Service
       Charges                         $
================================================================================
E. Subtotal Other Sources/Uses of Cash                          +$ 317,913.00
================================================================================
F. Ending Cash Balance (D+E)                                    =$ 1,901.58
================================================================================
       Ending Balance per Bank Statement                           544.90
--------------------------------------------------------------------------------
       Ending Balance per Bank Statement                           1,355.00
--------------------------------------------------------------------------------
       Less Outstanding Checks       -$
--------------------------------------------------------------------------------
       Adjustment                    +$ 1.68
--------------------------------------------------------------------------------
       Add Deposits in Transit       +$
================================================================================
G. RECONCILED BANK BALANCE                                     =$ 1,901.58
================================================================================

    Ending Cash Balance (F) and Reconciled Bank Balance (G) Should be Equal.
                             Attach Bank Statements.

                                                                         FORM 10

                         UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                         OFFICE OF UNITED STATES TRUSTEE

In re:  Startec Global Communications Corporation     )      CHAPTER 11
                                                      )      Case No.01-25013 DK
                                                      )
                                                      )

                                  BALANCE SHEET
                             As of February 28, 2002

                                             Asset                   Total
================================================================================
Current Assets:
--------------------------------------------------------------------------------
     Cash                                  $ 1,902
--------------------------------------------------------------------------------
     Pre-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Post-Petition Acct. Receivables
--------------------------------------------------------------------------------
     Receivables from Officers,
     Employees, Affiliates
--------------------------------------------------------------------------------
     Notes Receivables Stocks
--------------------------------------------------------------------------------
     Inventory
--------------------------------------------------------------------------------
     Other Current Assets:                $ 34,224
================================================================================
A. SUBTOTAL Current Assets                                          $ 36,126
================================================================================
Fixed Assets:
--------------------------------------------------------------------------------
     Land
--------------------------------------------------------------------------------
     Building
--------------------------------------------------------------------------------
     Equipment, Furniture & Fixtures
--------------------------------------------------------------------------------
     Less:  Accumulated Depreciation
================================================================================
B.  SUBTOTAL Fixed Assets                                         $
================================================================================
Other Assets:  (Identify)
--------------------------------------------------------------------------------
     Investments                         $ 1,918,393
--------------------------------------------------------------------------------
     Pledged securities                  $ 5,882
--------------------------------------------------------------------------------
     Deferred financing fees             $ 4,585,994
--------------------------------------------------------------------------------
     Investment in affiliates (1)        $ 226,119,149
================================================================================
C.  SUBTOTAL  Other Assets                                        $ 232,629,418
================================================================================
D.  TOTAL ASSETS (A+B+C)                                          $ 232,665,544
================================================================================

                                                                         FORM 10
                                                                       Continued

                                                Liability              Total
================================================================================
Post-Petition Liabilities:
--------------------------------------------------------------------------------
     Accrued expenses                         $ 732,000
--------------------------------------------------------------------------------
     Intercompany Payable                     $ 121,163
--------------------------------------------------------------------------------
     Notes Payable
--------------------------------------------------------------------------------
     Rent and Leases Payable
--------------------------------------------------------------------------------
     Taxes Payable
--------------------------------------------------------------------------------
     Accrued interest on secured debt         $ 761,719
================================================================================
E.  SUBTOTAL Post-Petition Liabilities                             $ 1,614,882
================================================================================
Pre-Petition Liabilities:
--------------------------------------------------------------------------------
     Priority Claims                          $
--------------------------------------------------------------------------------
     Intercompany payable                     $ 69,156,193
--------------------------------------------------------------------------------
     Secured Debts                            $ 39,904,224
--------------------------------------------------------------------------------
     Unsecured Debts                          $ 169,027,047
================================================================================
F.  SUBTOTAL Pre-Petition Liabilities                        $ 278,087,464
================================================================================
Stockholders' Equity (Deficit):
--------------------------------------------------------------------------------
     Common Stock                             $ 165,533
--------------------------------------------------------------------------------
     Unearned Compensation                    $ (84,965)
--------------------------------------------------------------------------------
     Additional Paid-in Capital               $ 133,729,414
--------------------------------------------------------------------------------
     Retained Earnings (deficit):
--------------------------------------------------------------------------------
           Pre-Petition                       $ (179,136,259)
--------------------------------------------------------------------------------
           Post-Petition                      $ (1,710,525)
================================================================================
G.  SUBTOTAL Stockholders' Equity                                $ (47,036,802)
================================================================================
H.  TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY (E+F+G)           $ 232,665,544
================================================================================

(1) Represents the carrying value of investment in affiliates. Does not include any adjustments to reflect current market value and/or the equity in income or loss of affiliates.